CONFIDENTIAL

                           LB-UBS COMMERCIAL MORTGAGE

                                  TRUST 2002-C7

                        COMMERCIAL MORTGAGE PASS-THROUGH
                          CERTIFICATES, SERIES 2002-C7

                          INITIAL MORTGAGE POOL BALANCE
                           APPROXIMATELY $1.13 BILLION

[UBS WARBURG LOGO]                                        [LEHMAN BROTHERS LOGO]

--------------------------------------------------------------------------------

THIS INFORMATION DOES NOT CONSTITUTE EITHER AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY ANY OF THE SECURITIES REFERRED TO HEREIN. OFFERS TO SELL AND SOLICITATIONS OF OFFERS TO BUY SECURITIES ARE MADE ONLY BY, AND THIS INFORMATION MUST BE READ IN CONJUNCTION WITH, THE FINAL PROSPECTUS SUPPLEMENT AND THE RELATED PROSPECTUS OR, IF NOT REGISTERED UNDER THE SECURITIES ACT OF 1933, THE FINAL OFFERING MEMORANDUM (THE "OFFERING DOCUMENT"). INFORMATION CONTAINED HEREIN DOES NOT PURPORT TO BE COMPLETE AND IS SUBJECT TO THE SAME QUALIFICATIONS AND ASSUMPTIONS, AND SHOULD BE CONSIDERED BY INVESTORS ONLY IN THE LIGHT OF THE SAME WARNINGS, LACK OF ASSURANCES AND REPRESENTATIONS AND OTHER PRECAUTIONARY MATTERS, AS DISCLOSED IN THE OFFERING DOCUMENT. INFORMATION REGARDING THE UNDERLYING ASSETS HAS BEEN PROVIDED BY THE SELLERS OF THOSE UNDERLYING ASSETS, THE ISSUER OF THE SECURITIES OR THEIR RESPECTIVE AFFILIATES AND HAS NOT BEEN INDEPENDENTLY VERIFIED BY THE UNDERWRITERS OR THEIR RESPECTIVE AFFILIATES. THE ANALYSES CONTAINED HEREIN HAVE BEEN PREPARED AND DISSEMINATED BY THE UNDERWRITERS AND NOT BY THE ISSUER. THIS INFORMATION WAS PREPARED ON THE BASIS OF CERTAIN ASSUMPTIONS (INCLUDING, IN CERTAIN CASES, ASSUMPTIONS SPECIFIED BY THE RECIPIENT HEREOF) REGARDING PAYMENTS, INTEREST RATES, WEIGHTED AVERAGE LIVES AND WEIGHTED AVERAGE LOAN AGE, LOSS AND OTHER MATTERS, INCLUDING, BUT NOT LIMITED TO, THE ASSUMPTIONS DESCRIBED IN THE OFFERING DOCUMENT. NEITHER THE UNDERWRITERS NOR ANY OF THEIR RESPECTIVE AFFILIATES MAKES ANY REPRESENTATION OR WARRANTY AS TO THE ACTUAL RATE OR TIMING OF PAYMENTS ON ANY OF THE UNDERLYING ASSETS OR THE PAYMENTS OR YIELD ON THE SECURITIES. THIS INFORMATION SUPERCEDES ANY PRIOR VERSIONS HEREOF AND WILL BE DEEMED TO BE SUPERSEDED BY ANY SUBSEQUENT VERSIONS HEREOF AND BY THE OFFERING DOCUMENT. THIS MATERIAL SHOULD NOT BE COPIED OR DISSEMINATED TO ANY OTHER PARTIES.

--------------------------------------------------------------------------------

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

Table of Contents
--------------------------------------------------------------------------------
                                                                          Agenda

I.        Transaction Highlights

II.       Structural Highlights

III.      Collateral Pool Highlights

IV.       Significant Mortgage Loans

V.        Summary Points

VI.       Investor Reporting

VII.      Timeline

--------------------------------------------------------------------------------


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

--------------------------------------------------------------------------------
                                                          TRANSACTION HIGHLIGHTS

Transaction Highlights
--------------------------------------------------------------------------------
                                                          Transaction Highlights

Initial Mortgage Pool Balance:               Approximately $1.13 billion

Public Certificates:                         Approximately $1.02 billion

Private Certificates:*                       Approximately $107.4 million

                                             * The Private Certificates are not
                                             offered as part of the public
                                             offering.

Co-Lead Manager/Sole Book Runner:            Lehman Brothers Inc.

Co-Lead Manager:                             UBS Warburg LLC

Rating Agencies:                             Standard & Poor's, a division of
                                             The McGraw-Hill Companies, Inc.
                                             ("S&P"), and Fitch, Inc. ("Fitch")

Trustee:                                     LaSalle Bank National Association

Fiscal Agent:                                ABN AMRO Bank N.V.

Master Servicer:                             Wachovia Bank, National Association

Special Servicer:                            Lennar Partners, Inc.

--------------------------------------------------------------------------------

[UBS WARBURG LOGO]                                        [LEHMAN BROTHERS LOGO]

Transaction Highlights
--------------------------------------------------------------------------------
                                                          Transaction Highlights

Cut-Off Date:                                December 11, 2002

Determination Date:                          11th day of each month or if such
                                             day is not a business day, then the
                                             following business day

Distribution Date:                           4th business day after the
                                             Determination Date of each month,
                                             commencing in January 2003

Eligible for Underwriters' Prohibited
Transaction Exemption for ERISA Purposes
(Public Certificates):                       Classes A-1, A-2, A-3, A-4, A-5, B,
                                             C, D, E, F and G

DTC (Public Certificates):                   Classes A-1, A-2, A-3, A-4, A-5, B,
                                             C, D, E, F and G

Bloomberg:                                   Cash flows will be modeled on
                                             Bloomberg

Denominations:                                                 Class                           Minimum Denomination*
                                             ----------------------------------------------  ---------------------------
                                              A-1, A-2, A-3, A-4, A-5, B, C, D, E, F and G            $10,000

                                                                                              *Increments $1 thereafter

Lehman Brothers CMBS Index:                  All classes will be included in the
                                             Lehman Brothers CMBS Index

--------------------------------------------------------------------------------
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                                       2

--------------------------------------------------------------------------------
                                                           STRUCTURAL HIGHLIGHTS

Structural Highlights
--------------------------------------------------------------------------------
                                                           Structural Highlights

CERTIFICATES

                              {  ---------------- ---------
                              {     Class A-1              |
                              {  ----------------          |
                              {     Class A-2              |-----------
                              {  ----------------          |           |
                              {     Class A-3              |           |
                              {  ----------------          |           |
                              {     Class A-4              |           |
           Offered            {  ----------------          |           |
        Certificates          {     Class A-5              |           |
                              {  ----------------   Class  |  Class    |
                              {      Class B       X-CL(1) | X-CP(1)(2)|
                              {  ----------------          |           |
                              {      Class C               |           |
                              {  ----------------          |           |
                              {      Class D               |           |
                              {  ----------------          |           |
                              {      Class E               |           |
                              {  ----------------          |           |
                              {      Class F               |           |
                              {  ----------------          |           |
                              {      Class G               |           |
                                 ----------------          |-----------
                              {      Class H               |
                              {  ----------------          |
                              {      Class J               |
                              {  ----------------          |
                              {      Class K               |
                              {  ----------------          |
                              {      Class L               |
                              {  ----------------          |
                              {      Class M               |
        Private, 144A         {  ----------------          |
        Certificates          {      Class N               |
                              {  ----------------          |
                              {      Class P               |
                              {  ----------------          |
                              {      Class Q               |
                              {  ----------------          |
                              {      Class S               |
                              {  ----------------          |
                              {      Class T               |
                              {  ----------------          |
                              {      Class U               |
                                 ---------------- ---------|

---------------------------
1. The Class X-CL and X-CP certificates have the rights to certain excess interest from the underlying mortgage loans. The Class X-CL and X-CP certificates will be privately placed and are not offered as part of the public offering.

2. Initial notional amount of Class X-CP through December 2005 is as set forth herein. The Class X-CP notional balance will decrease every year thereafter until December 2009 when the class retires.
--------------------------------------------------------------------------------

[UBS WARBURG LOGO]                                        [LEHMAN BROTHERS LOGO]

Structural Highlights
--------------------------------------------------------------------------------
                                                           Structural Highlights

BOND STRUCTURE

o    Sequential pay structure(1)

o Interest and principal are paid to senior classes before subsequent classes receive interest and principal(1)

o Credit enhancement for each class will be provided by the subordinate classes

o Losses allocated in reverse sequential order starting with the non-rated principal balance class (Class U)

--------------------------------------------------------------------------------------------------------------------------------
                   Original            Ratings      Credit                                 Wtd. Avg.          Principal
Class          Face Amount ($)      (S&P/Fitch)    Support(2)         Description        Life (years)          Window (3)
--------------------------------------------------------------------------------------------------------------------------------
 A-1             $56,000,000          AAA/AAA        17.875%           Fixed Rate            3.11             01/03-10/07
--------------------------------------------------------------------------------------------------------------------------------
 A-2            $210,000,000          AAA/AAA        17.875%           Fixed Rate            4.98             10/07-04/09
--------------------------------------------------------------------------------------------------------------------------------
 A-3            $180,000,000          AAA/AAA        17.875%           Fixed Rate            5.71             01/03-10/12
--------------------------------------------------------------------------------------------------------------------------------
 A-4            $110,000,000          AAA/AAA        17.875%           Fixed Rate            8.43             04/09-10/12
--------------------------------------------------------------------------------------------------------------------------------
 A-5            $372,163,000          AAA/AAA        17.875%           Fixed Rate            9.90             10/12-12/12
--------------------------------------------------------------------------------------------------------------------------------
  B              $18,365,000          AA+/AA+        16.250%          Fixed Rate(4)          9.96             12/12-12/12
--------------------------------------------------------------------------------------------------------------------------------
  C              $16,953,000           AA/AA         14.750%          Fixed Rate(4)          9.96             12/12-12/12
--------------------------------------------------------------------------------------------------------------------------------
  D              $16,953,000          AA-/AA-        13.250%          Fixed Rate(4)          9.96             12/12-12/12
--------------------------------------------------------------------------------------------------------------------------------
  E              $15,540,000           A+/A+         11.875%          Fixed Rate(4)          9.96             12/12-12/12
--------------------------------------------------------------------------------------------------------------------------------
  F              $14,127,000            A/A          10.625%          Fixed Rate(4)          9.96             12/12-12/12
--------------------------------------------------------------------------------------------------------------------------------
  G              $12,714,000           A-/A-          9.500%          Fixed Rate(4)          9.96             12/12-12/12
--------------------------------------------------------------------------------------------------------------------------------
  H              $19,799,000         BBB+/BBB+        7.750%          Fixed Rate(4)          9.96             12/12-12/12
--------------------------------------------------------------------------------------------------------------------------------
  J              $11,302,000          BBB/BBB         6.750%          Fixed Rate(4)          9.96             12/12-12/12
--------------------------------------------------------------------------------------------------------------------------------
  K              $11,301,000         BBB-/BBB-        5.750%          Fixed Rate(4)          9.96             12/12-12/12
--------------------------------------------------------------------------------------------------------------------------------
  L              $19,779,000          BB+/BB+         4.000%           Fixed Rate            9.96             12/12-12/12
--------------------------------------------------------------------------------------------------------------------------------
  M               $7,063,000           BB/BB          3.375%           Fixed Rate            9.96             12/12-12/12
--------------------------------------------------------------------------------------------------------------------------------
  N               $5,651,000          BB-/BB-         2.875%           Fixed Rate            9.96             12/12-12/12
--------------------------------------------------------------------------------------------------------------------------------
  P               $8,477,000           B+/B+          2.125%           Fixed Rate            9.96             12/12-12/12
--------------------------------------------------------------------------------------------------------------------------------
  Q               $4,238,000            B/B           1.750%           Fixed Rate           10.23             12/12-07/14
--------------------------------------------------------------------------------------------------------------------------------
  S               $2,825,000           B-/B-          1.500%           Fixed Rate           12.19             07/14-04/15
--------------------------------------------------------------------------------------------------------------------------------
  T               $8,477,000          CCC/CCC         0.750%           Fixed Rate           12.37             04/15-07/16
--------------------------------------------------------------------------------------------------------------------------------
  U               $8,476,412             NR            N/A             Fixed Rate           14.96             07/16-03/20
--------------------------------------------------------------------------------------------------------------------------------
X-CL          $1,130,183,412(5)       AAA/AAA          N/A           Variable IO(6)         7.91(7)          01/03-03/20 (8)
--------------------------------------------------------------------------------------------------------------------------------
X-CP                (5)               AAA/AAA          N/A           Variable IO(6)         N/A (7)              N/A (8)
--------------------------------------------------------------------------------------------------------------------------------

---------------------------

1. Except in the case of Class A-2, Class A-3, Class A-4, Class A-5, Class X-CL and Class X-CP which receive interest pro-rata with Class A-1. 32.37% of the Principal Distribution Amount to Class A-3 (until such class is retired), and the balance of the Principal Distribution Amount to Class A-1, A-2, and A-4 in numeric sequential order until such class is retired. After Class A-4 is retired, principal up to the Principal Distribution Amount to Class A-5 until such class is retired, unless and until the principal balances of Classes B through U are retired, thereafter, the A Classes receive principal pro rata.

2.   Estimated subordination levels.

3. Expected assuming among other things, 0% CPR, no defaults or losses and that ARD loans mature and pay off on their respective anticipated repayment dates.

4. For any distribution date, if the weighted average of certain net interest rates on the underlying mortgage loans is less than the rate specified as the initial coupon for such class, then the pass-through rate for that class of certificates on that distribution date will equal such weighted average net interest rate.

5.   Represents the notional amount.

6. Class X-CL and X-CP certificates have rights to the certain excess interest on all underlying mortgage loans.

7. Represents the weighted average life of each dollar reduction in notional amount.

8.   Represents period over which the notional amount will be reduced to zero.

--------------------------------------------------------------------------------

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                                       4

Structural Highlights
--------------------------------------------------------------------------------
                                                           Structural Highlights

CALL PROTECTION

---------------------------------------------------------------------------------------------------------------------
                                                                                             Statistical Data
---------------------------------------------------------------------------------------------------------------------
Total Loans With Initial Lock-Out                                                               100.0% (1)
---------------------------------------------------------------------------------------------------------------------
Loans With Initial Lock-Out & Defeasance Thereafter                                              89.1% (1)
---------------------------------------------------------------------------------------------------------------------
Loans With Initial Lock-Out Followed By Defeasance & Fixed Penalty Thereafter                     8.6% (1)
---------------------------------------------------------------------------------------------------------------------
Loans With Initial Lock-Out Followed By Yield Maintenance & Fixed Penalty Thereafter              1.4% (1)
---------------------------------------------------------------------------------------------------------------------
Loans With Initial Lock-Out & Fixed Penalty Thereafter                                            0.6% (1)
---------------------------------------------------------------------------------------------------------------------
Loans With Initial Lock-Out & Yield Maintenance Thereafter                                        0.3% (1)
---------------------------------------------------------------------------------------------------------------------
Weighted Average Remaining Lock-Out(2)                                                            96.2 months
---------------------------------------------------------------------------------------------------------------------
Weighted Average Open Period                                                                       2.4 months
---------------------------------------------------------------------------------------------------------------------

---------------------------
1.   Percent of initial mortgage pool balance.

2. Remaining Lock-Out is the total of Remaining Lock-Out Months and Defeasance Period, if applicable.

-------------------------------------------------------------------------------------------------------------------
Open Prepayment Period at End of Loan(1)         Number of Loans        % of Initial Mortgage Pool Balance
-------------------------------------------------------------------------------------------------------------------
                  NONE                                 18                              11.1%
-------------------------------------------------------------------------------------------------------------------
                1 MONTH                                23                              20.7%
-------------------------------------------------------------------------------------------------------------------
                2 MONTHS                               10                               4.2%
-------------------------------------------------------------------------------------------------------------------
                3 MONTHS                               60                              56.2%
-------------------------------------------------------------------------------------------------------------------
                4 MONTHS                                1                               1.4%
-------------------------------------------------------------------------------------------------------------------
                6 MONTHS                                1                               6.5%
-------------------------------------------------------------------------------------------------------------------
                 TOTAL:                               113                             100.0%
-------------------------------------------------------------------------------------------------------------------

---------------------------
1. Weighted average open period through maturity of the mortgage loans is 2.4 months.

--------------------------------------------------------------------------------
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                                       5

--------------------------------------------------------------------------------
                                                      COLLATERAL POOL HIGHLIGHTS

Collateral Pool Highlights
--------------------------------------------------------------------------------
                                                      Collateral Pool Highlights

o The pool includes five mortgage loans (representing 27.9% of the initial mortgage pool balance) which S&P and Fitch have confirmed that, in the context of their inclusion in the securitization trust, have credit characteristics that are consistent with obligations rated investment grade (the "Investment Grade Loans").

o    Summary of the pool composition is as follows:


---------------------------------------------------------------------------------------------------------
                                                 Total Principal Balance As of     % of Total Mortgage
                              Number of Loans             Cut-Off Date                     Pool
---------------------------------------------------------------------------------------------------------
Investment Grade Loans                5                     $315,500,000                  27.9%
---------------------------------------------------------------------------------------------------------
Conduit Loans                       108                     $814,683,412                  72.1%
---------------------------------------------------------------------------------------------------------
TOTAL:                              113                   $1,130,183,412                 100.0%
---------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
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                                       6

Collateral Pool Highlights
--------------------------------------------------------------------------------
                                                      Collateral Pool Highlights

MORTGAGE LOAN SELLERS

o Sponsors of properties securing loans in the LB-UBS 2002-C7 transaction include the following:

     -   Westfield America, Inc.

     -   J.P. Morgan Investment Management, Inc.

     -   The Durst Organization

     -   Walton Street Capital

o    Conduit Origination Program

     - Underwritten NCF either verified on conduit loans subject to a variance of 2.5% or re-underwritten by third party service providers (i.e., by a "Big Four" accounting firm).

     - Sponsor/principal due diligence performed for all loans using a combination of either Lexis/Nexis, bank references, Equifax, TRW reports, litigation searches or other types of credit history and background checks.

     - Appraisals are prepared in accordance with USPAP standards by approved vendors and substantially all are prepared in accordance with FIRREA.

     -   Substantially all borrowers are single asset entities

     -   Non-consolidation opinions

         o Delivered for substantially all loans with principal balances greater than $15 million

     - Cash management systems affecting approximately 94.5% of the initial mortgage pool balance

         o     Hard lockbox - 39.1% of the initial mortgage pool balance(1)

         o     Springing lockbox - 55.4% of the initial mortgage pool balance

---------------------------
1. Includes hard lockboxes under lender control that are subject to daily or weekly sweeps to accounts controlled by the borrower unless there is the occurrence of certain trigger events.

--------------------------------------------------------------------------------
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                                       7

Collateral Pool Highlights
--------------------------------------------------------------------------------
                                                      Collateral Pool Highlights

FUNDED ESCROWS

---------------------------------------------------------------------
              Escrow Type(1)         % of Pool with Funded Escrows
---------------------------------------------------------------------
Replacement Reserves                              99.0%
---------------------------------------------------------------------
Taxes                                             99.8%
---------------------------------------------------------------------
Insurance(2)                                     100.0%
---------------------------------------------------------------------
TI & LC (Industrial)                             100.0%
---------------------------------------------------------------------
TI & LC (Office)                                 100.0%
---------------------------------------------------------------------
TI & LC (Retail)                                  89.5%
---------------------------------------------------------------------


---------------------------
1. Escrows are in the form of either up-front reserves, periodic cash deposits or letters of credit. Escrows will be collected upon occurrence of certain trigger events with respect to The Capitol at Chelsea Loan, the Westfield Shoppingtown Independence Loan, the 205 East 42nd Street Loan, the 655 Third Avenue Loan, the 675 Third Avenue Loan, the Union Bank Plaza Loan, the Harcourt Complex Loan, the Uptown Square Shopping Center Loan and the Hutton Centre Loan.

2. In instances where there are no insurance escrows, certain creditworthy tenants are permitted to maintain insurance or self-insure.

--------------------------------------------------------------------------------
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                                       8

Collateral Pool Highlights
--------------------------------------------------------------------------------
                                                      Collateral Pool Highlights

--------------------------------------------------------------------------------------
                   General Pool Characteristics as of the Cut-Off Date
--------------------------------------------------------------------------------------
Size of Pool                                                           $1,130,183,412
--------------------------------------------------------------------------------------
Contributor of Collateral                                                  UBS: 56.8%
                                                                        Lehman: 43.2%
--------------------------------------------------------------------------------------
Number of Loans                                                                   113
--------------------------------------------------------------------------------------
Weighted Average Gross Coupon                                                  5.936%
--------------------------------------------------------------------------------------
Weighted Average Original Term to Maturity(1)                              103 Months
--------------------------------------------------------------------------------------
Weighted Average Remaining Term to Maturity(1)                             101 Months
--------------------------------------------------------------------------------------
Average Balance                                                           $10,001,623
--------------------------------------------------------------------------------------
Average Conduit Balance (excluding the Investment Grade Loans)             $7,543,365
--------------------------------------------------------------------------------------
Largest Loan                                                             $105,000,000
--------------------------------------------------------------------------------------
Largest Conduit Loan                                                      $75,000,000
--------------------------------------------------------------------------------------
WA U/W DSCR(2)                                                            1.72x(4)(5)
--------------------------------------------------------------------------------------
WA LTV(2)                                                                       68.0%
--------------------------------------------------------------------------------------
WA LTV at Maturity/ARD(1)(2)(3)                                                 59.8%
--------------------------------------------------------------------------------------
Geographic Diversity                                                        25 States
--------------------------------------------------------------------------------------
Balloon and/or ARD Loans(1)(6)                                                  99.3%
--------------------------------------------------------------------------------------
Fully Amortizing Loans                                                           0.7%
--------------------------------------------------------------------------------------

---------------------------
1. Assumes ARD loans are paid in full on their respective anticipated repayment dates.

2.   Credit characteristics excluding the Investment Grade Loans are as follows:
     WA U/W DSCR: 1.54x; WA LTV: 73.8%; WA LTV at Maturity/ARD: 64.7%.

3.   Includes three fully amortizing Rite Aid loans.

4. For the five Maine multifamily loans, the DSCR is based on a 132 month amortization schedule for the Island Apartments and a 192 month amortization schedule for Washington House Apartments, Sherwood Forest Apartments, Meadowbrook Apartments and Lisbon Village Apartments.

5. The Shoppes at Beaver Creek Loan has a debt service coverage ratio of 1.20x, which is based on a 360 month amortization schedule. The borrower is permitted to pay on a 240 month amortization schedule, which yields a debt service coverage ratio of 1.05x.

6.   Includes Interest Only loans.

--------------------------------------------------------------------------------
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                                       9

Collateral Pool Highlights
--------------------------------------------------------------------------------
                                                      Collateral Pool Highlights

PROPERTY TYPE

o    Heavily concentrated in lower risk asset classes and Investment Grade
     Loans:

     - Regional Mall, Office, Anchored Retail, Industrial/Warehouse, Multifamily(1) and Investment Grade properties comprise 86.3% of the initial mortgage pool balance.

     - Investment Grade Loans comprise approximately 27.9% of the initial mortgage pool balance.


--------------------------------------------------------------------------------
                                 Property Type
--------------------------------------------------------------------------------

INDUSTRIAL/ WAREHOUSE                           2.9%
ANCHORED RETAIL                                 8.8%
OFFICE (31.7% INVESTMENT GRADE)                38.1%
MULTIFAMILY (1) (31.0% INVESTMENT GRADE)       30.0%
REGIONAL MALL (100% INVESTMENT GRADE)           6.5%
UNANCHORED RETAIL                               6.7%
OTHER RETAIL                                    0.7%
HOTEL                                           4.0%
SELF STORAGE                                    1.3%
OTHER                                           1.0%

-------------------
1. Multifamily component includes one mobile home park property representing 0.1% of the aggregate pool.

--------------------------------------------------------------------------------
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                                       10

Collateral Pool Highlights
--------------------------------------------------------------------------------
                                                      Collateral Pool Highlights

GEOGRAPHIC DIVERSITY

o    The loans are secured by properties located in 25 states.

o Only two states are home to more than 10% (by principal balance) of the Mortgaged Properties (New York 33.4% and California 17.5%).

     - 64.0% of the properties in New York secure mortgage loans that have credit characteristics consistent with obligations rated investment grade by S&P and Fitch.

--------------------------------------------------------------------------------
                               State Distribution
--------------------------------------------------------------------------------
NY (64.0% INVESTMENT GRADE)        33.4%
CA                                 17.5%
TX                                  9.0%
NC (74.9% INVESTMENT GRADE)         8.7%
FL                                  5.9%
VA                                  3.8%
OH                                  3.1%
NV                                  3.0%
MD                                  2.5%
OTHER                              13.0%

--------------------------------------------------------------------------------
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                                       11

Collateral Pool Highlights
--------------------------------------------------------------------------------
                                                      Collateral Pool Highlights


CUT-OFF DATE LOAN SIZE DIVERSITY

o    113 mortgage loans.

o Average loan size: $10,001,623 ($7,543,365 excluding the Investment Grade Loans).

o The largest loan comprises 9.3% of the initial mortgage pool balance (6.6% excluding the Investment Grade Loans).

--------------------------------------------------------------------------------
                      Cut-Off Date Loan Size Distribution
--------------------------------------------------------------------------------


$ Millions            % of pool      # of loans
----------            ---------      ----------
(less than) $2            2.5%          20
$2 - $6                  18.2%          53
$6 - $10                 11.0%          16
$10 - $14                 5.2%           5
$14 - $18                 7.2%           5
$18 - $40                16.9%           7
$40 - $60                16.6%           4
$60 - $100               13.2%           2
(greater than) $100       9.3%           1


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                                       12

Collateral Pool Highlights
--------------------------------------------------------------------------------
                                                      Collateral Pool Highlights


UNDERWRITTEN DEBT SERVICE COVERAGE RATIO

o    Strong weighted average underwritten debt service coverage ratio of 1.72x.


-------------------------------------------------------------------------------------------------------
                              Underwritten Debt Service Coverage Ratio
-------------------------------------------------------------------------------------------------------
Property Type                       % of Pool             WA U/W DSCR         Min/Max U/W DSCR
-------------------------------------------------------------------------------------------------------
OFFICE                                 38.1%                  1.80x              1.32x-2.18x
-------------------------------------------------------------------------------------------------------
MULTIFAMILY(1)                         30.0                   1.80               1.14x-2.46x(2)
-------------------------------------------------------------------------------------------------------
RETAIL                                 22.8                   1.56               1.00x-1.92x(3)
-------------------------------------------------------------------------------------------------------
    Regional Mall                       6.5                   1.92               1.92x-1.92x
-------------------------------------------------------------------------------------------------------
    Anchored                            8.8                   1.39               1.20x-1.51x(4)
-------------------------------------------------------------------------------------------------------
    Unanchored                          6.7                   1.50               1.23x-1.68x
-------------------------------------------------------------------------------------------------------
    Other Retail                        0.7                   1.00               1.00x-1.00x(3)
-------------------------------------------------------------------------------------------------------
HOTEL                                   4.0                   1.64               1.55x-1.66x
-------------------------------------------------------------------------------------------------------
INDUSTRIAL/WAREHOUSE                    2.9                   1.39               1.32x-1.50x
-------------------------------------------------------------------------------------------------------
SELF STORAGE                            1.3                   1.55               1.50x-1.58x
-------------------------------------------------------------------------------------------------------
OTHER                                   1.0                   1.84               1.83x-1.85x
-------------------------------------------------------------------------------------------------------
TOTAL:                                100.0%                  1.72x              1.00x-2.46x(2)(3)(4)
-------------------------------------------------------------------------------------------------------


         DSCR                  % of pool    # of loans
         ----                  ---------    ----------
(less than) 1.20x (2)(3)(4)       1.1%           7
1.20x-1.24x                       1.9%           6
1.25x-1.29x                       0.3%           1
1.30x-1.34x                       5.9%          11
1.35x-1.39x                       9.8%          18
1.40x-1.49x                      22.5%          34
1.50x-1.59x                       9.6%          18
1.60x-1.69x                       9.2%           6
1.70x-1.89x                       3.2%           4
(greater than) 1.90x             36.6%           8

---------------------------
1. Multifamily component includes one mobile home park property representing 0.1% of the aggregate pool.

2. For the five Maine multifamily loans, the DSCR is based on a 132 month amortization schedule for the Island Apartments and a 192 month amortization schedule for Washington House Apartments, Sherwood Forest Apartments, Meadowbrook Apartments and Lisbon Village Apartments.

3.   Includes three fully amortizing Rite Aid loans.

4. The Shoppes at Beaver Creek Loan has a debt service coverage ratio of 1.20x, which is based on a 360 month amortization schedule. The borrower is permitted to pay on a 240 month amortization schedule, which yields a debt service coverage ratio of 1.05x.

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                                       13

Collateral Pool Highlights
--------------------------------------------------------------------------------
                                                      Collateral Pool Highlights

CUT-OFF DATE LOAN TO VALUE RATIO

o    Weighted average loan to value of 68.0%.

o    Weighted average loan to value at maturity or ARD(1)(2) of 59.8%.

--------------------------------------------------------------------------------
                      Cut-Off Date Loan to Value Ratio(1)
--------------------------------------------------------------------------------

         LTV                % of pool    # of loans
         ---                ---------    ----------
(less than) 55%               12.4%          4
55%-60%                       20.2%          6
60%-65%                        2.6%          7
65%-70%                       10.8%         13
70%-75%                       22.0%         33
75%-80%                       31.3%         47
(greater than) 80% (2)         0.7%          3

---------------------------
1.   Assumes ARD loans are paid in full on their anticipated repayment dates.

2.   Includes three fully amortizing Rite Aid loans.

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                                       14

--------------------------------------------------------------------------------
                                                      SIGNIFICANT MORTGAGE LOANS

Significant Mortgage Loans
--------------------------------------------------------------------------------
                                                      Significant Mortgage Loans

INVESTMENT GRADE LOANS

------------------------------------------------------------------------------------------------------------------------------------
                                                   Investment Grade Loans
------------------------------------------------------------------------------------------------------------------------------------
                                                                              % of Initial
                                           Property        Cut-Off Date       Mortgage Pool
      Name                                   Type             Balance            Balance      U/W DSCR(1)   LTV(2)     S&P/Fitch(3)
------------------------------------------------------------------------------------------------------------------------------------
The Capitol at Chelsea                    Multifamily      $105,000,000            9.3%         2.46x        55.3%      BBB-/BBB-
------------------------------------------------------------------------------------------------------------------------------------
Westfield Shoppingtown Independence      Regional Mall       74,000,000            6.5          1.92         59.7        BBB/BBB+
------------------------------------------------------------------------------------------------------------------------------------
205 East 42nd Street                         Office          52,000,000            4.6          2.16         51.0         AA/AAA
------------------------------------------------------------------------------------------------------------------------------------
655 Third Avenue                             Office          44,500,000            3.9          2.13         42.6        AA-/AA-
------------------------------------------------------------------------------------------------------------------------------------
675 Third Avenue                             Office          40,000,000            3.5          2.12         48.5         AA-/A+
------------------------------------------------------------------------------------------------------------------------------------
TOTALS/WTD. AVG.:                             ----         $315,500,000           27.9%         2.19x        53.0%         ----
------------------------------------------------------------------------------------------------------------------------------------

---------------------------
1. Calculated based on underwritten net cash flow and estimated debt service constant.

2.   Calculated based on Cut-Off Date balance and related appraised value.

3. S&P and Fitch have confirmed that any ratings in this column reflect an assessment by each rating agency that, in the context of the subject mortgage loan's inclusion in the securitization trust, its credit characteristics are consistent with the obligations that are so rated.

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Significant Mortgage Loans
--------------------------------------------------------------------------------
                                                      Significant Mortgage Loans

THE CAPITOL AT CHELSEA

Cut-Off Date Balance:             $105,000,000

Interest Rate:                    5.600%

Maturity Date:                    12/11/12

Term to Maturity:                 10 Years

Amortization:                     Interest Only

Sponsor:                          J.P. Morgan Investment Management, Inc.

Property:                         39-story luxury apartment building containing
                                  387 apartments, retail space, office space and an underground parking garage. The apartment unit mix is comprised of 48 studio units, 277 one-bedroom units and 62 two-bedroom units.

Location:                         New York, NY

Year Built:                       2001

Occupancy(1):                     98.2%

Appraised Value(2):               $190,000,000

LTV(3):                           55.3%

U/W DSCR(4):                      2.46x

Reserves:                         Springing for taxes, insurance and CapEx.

Lockbox:                          Springing

Prepayment:                       Defeasance beginning two years after
                                  securitization. Prepayment without penalty allowed starting three months prior to Maturity Date.

---------------------------
1.   As of August 27, 2002.

2.   Based on appraisal dated as of December 1, 2002.

3.   As of the Cut-Off Date.

4. Calculated based on an underwritten net cash flow of $14,667,428 and an annual interest rate based on actual/360 day basis.

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                                       16
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Significant Mortgage Loans
--------------------------------------------------------------------------------
                                                      Significant Mortgage Loans

WESTFIELD SHOPPINGTOWN INDEPENDENCE

Cut-Off Date Balance:                      $74,000,000

Interest Rate:                             5.664%

Anticipated Repayment Date ("ARD"):        12/11/12

Maturity Date:                             12/11/32

Term to ARD:                               10 Years

Amortization:                              30 Years

Sponsor:                                   Westfield America, Inc.

Property:                                  Regional mall with 1,004,613 square
                                           feet of gross leasable area

Location:                                  Wilmington, NC

Year Built:                                1980; $55 million redevelopment in
                                           2001

In-Line Sales/SF:                          $279 (2001); $337 (2000); $325 (1999)

2001 In-Line Cost of Occupancy:            14.1%

Anchors(1):                                Sears (187,027 square feet; credit
                                           rating of A-/Baa1/A-), Belk Beery
                                           (175,512 square feet; Not Rated),
                                           Dillards (159,000 square feet; credit
                                           rating of BB+/Ba3/NR) and JCPenney
                                           (112,200 square feet; credit rating
                                           of BBB-/Ba3/BB)

2001 Anchor Sales(2):                      Belk Beery ($36.5 million), JCPenney
                                           ($16.6 million), Sears ($29.4
                                           million) and Dillards ($20.5 million)

---------------------------
1. Credit ratings for anchors are by S&P, Moody's and Fitch, respectively, and may reflect the rating of the parent if individual department store company is not rated.

2.   Anchor sales as reported by the Borrower.

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                                       17
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Significant Mortgage Loans
--------------------------------------------------------------------------------
                                                      Significant Mortgage Loans

WESTFIELD SHOPPINGTOWN INDEPENDENCE (CONT.)

Top Five In-Line Tenants:                                      Square      Approx. % of       Lease
                                Tenant                          Feet         Base Rent      End Date
                                ------                          ----         ---------      --------
                                Sam Goody/Musicland             7,278          2.2%          1/2012

                                Abercrombie & Fitch             9,437          2.2%          1/2012

                                Forever 21                      7,140          2.1%          1/2011

                                The Limited                    10,120          2.0%          1/2007

                                Footaction USA                  7,582          1.9%          1/2005

Overall Occupancy(1):           97.6%

Appraised Value(2):             $124,000,000

LTV(3):                         59.7%

U/W DSCR(4):                    1.92x

Reserves:                       Monthly tax escrow. Westfield America guarantees
                                payment of insurance premiums and $1.20 psf per annum for TI/LC's and CapEx. In the event the DSCR falls below 1.20x based on a 9.50% constant, borrower must make ongoing deposits for insurance premiums and $1.20 psf per annum for TI/LC's and CapEx.

Lockbox:                        Hard

Prepayment:                     Defeasance beginning two years after
                                securitization. Prepayment without penalty allowed starting six months prior to ARD.

---------------------------
1.   As of November 1, 2002 .

2.   Based on appraisal dated as of November 19, 2002.

3.   As of the Cut-Off Date.

4. Calculated based on underwritten net cash flow of $9,831,188 and actual debt constant of 6.937%.

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                                       18
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Significant Mortgage Loans
--------------------------------------------------------------------------------
                                                      Significant Mortgage Loans

205 EAST 42ND STREET

Cut-Off Date Balance:                   $52,000,000

Interest Rate:                          5.550%

Anticipated Repayment Date ("ARD"):     12/11/12

Maturity Date:                          12/11/32

Term to ARD:                            10 Years

Amortization:                           30 Years

Sponsor:                                The Durst Organization

Property:                               494,668 square foot, 21-story, Class A
                                        office building

Location:                               New York, NY

Year Built:                             1927; renovated 1994

Occupancy(1):                           96.5%

Major Tenants(2):                                                     Square        Approx. %     Lease                Ratings
                                        Tenant                         Feet       of Base Rent   End Date         S&P/Moody's/Fitch
                                        ------                         ----       ------------   --------         -----------------
                                        Pfizer                        244,241         52.7%       5/2011              AAA/Aaa/NR

                                        Insignia/ESG, Inc.             55,560          9.7%       1/2009                  NR

                                        Roper Starch Worldwide         38,938          9.3%       4/2012                  NR

---------------------------
1.   As of October 17, 2002.

2. Credit ratings are by S&P, Moody's and Fitch, respectively, and may reflect the rating of the parent if tenant company is not rated.

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                                       19

Significant Mortgage Loans
--------------------------------------------------------------------------------
                                                      Significant Mortgage Loans

205 EAST 42ND STREET (CONT.)

Appraised Value(1):          $102,000,000

LTV(2):                      51.0%

U/W DSCR(3):                 2.16x

Reserves:                    On-going for taxes and insurance. In the event the
                             DSCR falls below 1.30x, on-going monthly reserves for TI/LC's and CapEx will be deposited with lender.

Lockbox:                     Hard

Prepayment:                  Defeasance beginning two years after
                             securitization. Prepayment without penalty allowed starting one month prior to ARD.



---------------------------
1.   Based on appraisal dated as of October 29, 2002.

2.   As of the Cut-Off Date and assuming a loan amount of $52,000,000.

3. Calculated based on underwritten net cash flow of $7,688,263 and an actual debt constant of 6.851%.


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                                       20
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Significant Mortgage Loans
--------------------------------------------------------------------------------
                                                      Significant Mortgage Loans

655 THIRD AVENUE

Cut-Off Date Balance:                   $44,500,000

Interest Rate:                          5.550%

Anticipated Repayment Date ("ARD"):     12/11/12

Maturity Date:                          12/11/32

Term to ARD:                            10 Years

Amortization:                           30 Years

Sponsor:                                The Durst Organization

Property:                               391,597 square foot, 29-story, Class A
                                        office building

Location:                               New York, NY

Year Built:                             1968; renovated 1995

Occupancy(1):                           90.1%

Major Tenants(2):                       The building has a diverse tenancy, with
                                        32 tenants and no tenant representing
                                        more than 15.4% of the base rent.

                                                                             Square    Approx. % of     Lease          Ratings
                                        Tenant                                 Feet      Base Rent     End Date   S&P/Moody's/Fitch
                                        ------                                 ----      ---------     --------   -----------------
                                        Tippetts, Abbett, McCarthy and        60,129      15.4%        4/2004            NR
                                        Stralton Consultants, Inc. ("TAMS")

                                        New York Insurance Compensation       34,277       7.4%        12/2012           NR
                                        Ratings Board

                                        The Gap                               15,684       6.0%        12/2007       BB+/Ba3/BB-

---------------------------
1.   As of October 17, 2002.

2. Credit ratings are by S&P, Moody's and Fitch, respectively, and may reflect the rating of the parent if tenant company is not rated.

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                                       21

Significant Mortgage Loans
--------------------------------------------------------------------------------
                                                      Significant Mortgage Loans

655 THIRD AVENUE (CONT'D)

Appraised Value(1):              $104,500,000

LTV(2):                          42.6%

U/W DSCR(3):                     2.13x

Reserves:                        On-going for taxes and insurance. In the event
                                 the DSCR falls below 1.30x, on-going monthly reserves for TI/LC's and CapEx will be deposited with lender.

Lockbox:                         Hard

Prepayment:                      Defeasance beginning two years after
                                 securitization. Prepayment without penalty allowed starting one month prior to ARD.

---------------------------
1.   Based on appraisal dated as of October 29, 2002.

2.   Calculated based on Cut-Off Date balance and related appraisal value.

3. Based on underwritten net cash flow of $6,486,717 and actual debt constant of 6.851%.

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                                       22

Significant Mortgage Loans
--------------------------------------------------------------------------------
                                                      Significant Mortgage Loans

675 THIRD AVENUE

Cut-Off Date Balance:                    $40,000,000

Interest Rate:                           5.550%

Anticipated Repayment Date ("ARD"):      12/11/12

Maturity Date:                           12/11/32

Term to ARD:                             10 Years

Amortization:                            30 Years

Sponsor:                                 The Durst Organization

Property:                                312,097 square foot, 31-story, Class A
                                         office building

Location:                                New York, NY

Year Built:                              1966; renovated 1994

Occupancy(1):                            91.3%

Major Tenants:                           The building has a diverse tenancy,
                                         with 53 tenants and no tenant
                                         representing more than 8.1% of the base
                                         rent.

                                                                 Square    Approx. % of        Lease
                                         Tenant                   Feet       Base Rent       End Date
                                         ------                   ----       ---------       --------
                                         Siller Wilk LLP         19,490         8.1%          9/2011

                                         Insignia/ESG, Inc.      16,951         4.6%          1/2009

-------------------
1.   As of October 17, 2002.

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                                       23

Significant Mortgage Loans
--------------------------------------------------------------------------------
                                                      Significant Mortgage Loans

675 THIRD AVENUE (CONT'D)

Appraised Value(1):               $82,400,000

LTV(2):                           48.5%

U/W DSCR(3):                      2.12x

Reserves:                         On-going for taxes and insurance. In the event
                                  the DSCR falls below 1.30x, on-going monthly reserves for TI/LC's and CapEx will be deposited with lender.

Lockbox:                          Hard

Prepayment:                       Defeasance beginning two years after
                                  securitization. Prepayment without penalty allowed starting one month prior to ARD.

---------------------------
1.   Based on appraisal dated as of October 29, 2002.

2.   Calculated based on Cut-Off Date balance and related appraisal value.

3. Based on underwritten net cash flow of $5,814,603 and actual debt constant of 6.851%.

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                                       24

Significant Mortgage Loans
--------------------------------------------------------------------------------
                                                      Significant Mortgage Loans

OTHER SIGNIFICANT MORTGAGE LOANS CHARACTERISTICS

-----------------------------------------------------------------------------------------------------------------------------
                                             Other Significant Mortgage Loans
-----------------------------------------------------------------------------------------------------------------------------
                                                                        % of Initial
                                  Property            Cut-Off Date      Mortgage Pool
     Name                           Type                 Balance           Balance          U/W DSCR(1)          LTV(2)
-----------------------------------------------------------------------------------------------------------------------------
Union Bank Plaza                   Office             $75,000,000            6.6%              2.18x             68.2%
-----------------------------------------------------------------------------------------------------------------------------
Two Fordham Square             Office/Retail           49,908,575            4.4               1.60              71.6
-----------------------------------------------------------------------------------------------------------------------------
Camden Portfolio(3)             Multifamily            44,464,000            3.9               1.81              80.0
-----------------------------------------------------------------------------------------------------------------------------
Ballston Tower                     Office              41,208,935            3.6               1.40              74.9
-----------------------------------------------------------------------------------------------------------------------------
Embassy Suites Lake Tahoe    Full-Service Hotel        36,550,000            3.2               1.66              59.9
-----------------------------------------------------------------------------------------------------------------------------
TOTALS/WTD. AVG.:                   ----             $247,131,510           21.9%              1.79x             70.9%
-----------------------------------------------------------------------------------------------------------------------------

---------------------------
1. Calculated based on underwritten net cash flow and estimated debt service constant.

2.   Calculated based on Cut-Off Date balance and related appraised value.

3. The Camden Portfolio consists of two cross collateralized and cross-defaulted loans: Camden Creekside ($23,600,000) and Camden Harbor ($20,864,000).

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Significant Mortgage Loans
--------------------------------------------------------------------------------
                                                      Significant Mortgage Loans

UNION BANK PLAZA

Cut-Off Date Balance:               $75,000,000

Interest Rate:                      5.450%

Maturity Date:                      11/11/07

Term to Maturity:                   5 years

Amortization:                       Interest Only

Sponsor:                            Walton Street Capital

Property:                           634,136 square foot, 39-story, Class A
                                    office building

Location:                           Los Angeles, CA

Year Built:                         1967; renovated 1995

Major Tenants (1):                                               Square       Approx. % of       Lease            Ratings
                                    Tenant                        Feet         Base Rent       End Date     S&P/Moody's/Fitch
                                    ------                        ----         ---------       --------     -----------------
                                    Union Bank of California     315,586         41.3%        1/31/2012          A-/A1/A-

                                    Five Star Parking             NAP(2)         20.0%        10/30/2009            NR

                                    Nossaman, Guthner & Knox      44,470          7.0%        9/30/2011             NR

Occupancy(3):                       93.4%

---------------------------
1. Credit ratings are by S&P, Moody's and Fitch, respectively, and may reflect the rating of the parent if tenant company is not rated.

2.   Five Star Parking leases and operates 1,040 parking spaces.

3.   As of October 10, 2002.

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                                       26

Significant Mortgage Loans
--------------------------------------------------------------------------------
                                                      Significant Mortgage Loans

UNION BANK PLAZA (CONT'D)

Appraised Value(1):               $110,000,000

LTV(2):                           68.2%

U/W DSCR(3):                      2.18x

Reserves:                         Monthly reserves for taxes, insurance, and
                                  replacement reserves. Springing TI/LC
                                  reserves.

Lockbox:                          Hard

Prepayment:                       Defeasance beginning two years after
                                  securitization. Prepayment without penalty allowed starting three months prior to Maturity Date.

---------------------------
1.   Based on appraisal dated as of August 12, 2002.

2.   As of the Cut-Off Date.

3. Calculated based on underwritten net cash flow of $9,015,082 and interest rate based on actual/360 day basis.

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                                       27
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Significant Mortgage Loans
--------------------------------------------------------------------------------
                                                      Significant Mortgage Loans

TWO FORDHAM SQUARE

Cut-Off Date Balance:                  $49,908,575

Interest Rate:                         6.000%

Anticipated Repayment Date ("ARD"):    10/11/12

Maturity Date:                         10/11/32

Term to ARD:                           10 Years

Amortization:                          30 Years

Sponsor:                               Houlihan-Parnes and Jemal Family

Property:                              253,930 square foot retail and office
                                       building

Location:                              Bronx, NY

Year Built:                            1925; renovated 2001-2002

                                                                 Square     Approx. % of       Lease              Ratings
Major Tenants(1):                      Tenant                     Feet       Base Rent       End Date       S&P/Moody's/Fitch
                                       ------                     ----       ---------       --------       -----------------
                                       City of New York-ACS      72,034        22.0%         2/28/2018            A/A2/A+

                                       P.C. Richard & Son        35,111        15.8%        10/31/2022              NR

                                       Bally's                   35,212        11.9%         2/28/2018           B+/Ba3/B

                                       TJX Companies             32,600        9.6%         10/31/2012            A/A3/NR

                                       City University of NY     26,000        8.9%          8/31/2012            A/A2/A+

Occupancy(2):                          99.2%

-------------------------
1. Credit ratings are by S&P, Moody's and Fitch, respectively, and may reflect the rating of the parent if tenant company is not rated.

2. Leased as of September 1, 2002 rent roll, subject to occupancy of NYC-ACS and Bally's, which have executed leases and are expected to be in occupancy as of March 2003.

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                                       28

Significant Mortgage Loans
--------------------------------------------------------------------------------
                                                      Significant Mortgage Loans

TWO FORDHAM SQUARE (CONT'D)

Appraised Value(1)             $69,700,000

LTV(2):                        71.6%

U/W DSCR(3):                   1.60x

Reserves:                      On-going for taxes, insurance, TI/LC's and
                               replacement reserves. Upfront $2 million occupancy reserve to be released upon occupancy of NYC-ACS and Bally's

Lockbox:                       Soft

Prepayment:                    Defeasance beginning two years after
                               securitization. Prepayment with penalty allowed starting 24 months prior to ARD. Prepayment without penalty allowed starting three months prior to ARD.

---------------------------
1.   Based on appraisal dated as of October 1, 2002.

2.   As of the Cut-Off Date.

3. Calculated based on underwritten net cash flow of $5,748,983 and actual debt constant of 7.192%.

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--------------------------------------------------------------------------------
                                                      Significant Mortgage Loans

CAMDEN PORTFOLIO(1)

Cut-Off Date Balance:               $44,464,000

Interest Rate:                      5.250%

Maturity Date:                      12/11/07

Term to Maturity:                   5 Years

Amortization:                       Interest Only

Sponsor:                            Delta Group and the Haber Group

Properties:                         The portfolio is comprised of two
                                    multifamily properties consisting of 615 units. The unit mix is 298 one-bedroom units, 277 two-bedroom units and 40 three-bedroom units.

Locations:                          Denver, CO and Las Vegas, NV

Year Built:                         2000 and 1996

Overall Occupancy(2):               93.8%

Appraised Value(3):                 $55,580,000

LTV(4):                             80.0%

U/W DSCR(5):                        1.81x

---------------------------
1. The Camden Portfolio consists of two cross collateralized and cross-defaulted loans: Camden Creekside ($23,600,000) and Camden Harbor ($20,864,000).

2.   As of November 6, 2002.

3. Based on appraisals dated as of October 31, 2002 for Camden Creekside and November 5, 2002 for Camden Harbor.

4.   As of the Cut-Off Date.

5. Calculated based on an underwritten cash flow of $4,230,621 and an actual debt constant of 5.25%.

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                                       30

Significant Mortgage Loans
--------------------------------------------------------------------------------
                                                      Significant Mortgage Loans

CAMDEN PORTFOLIO (CONT'D)

Reserves:                       On-going for taxes, insurance, and CapEx.

Lockbox:                        Soft

Prepayment:                     Defeasance beginning two years after
                                securitization. Prepayment without penalty allowed starting three months prior to maturity.

Mezzanine Loan:                 Mezzanine financing from Camden Property Trust
                                (rated BBB/Baa2/BBB by S&P, Moody's and Fitch, respectively) which is co-terminus with the first mortgage.










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--------------------------------------------------------------------------------
                                                      Significant Mortgage Loans

BALLSTON TOWER

Cut-Off Date Balance:                   $41,208,935

Interest Rate:                          6.000%

Anticipated Repayment Date ("ARD"):     11/11/07

Maturity Date:                          11/11/32

Term to ARD:                            5 Years

Amortization:                           30 Years

Sponsor:                                The Bernstein Companies

Property:                               224,825 square foot, 11-story, Class A
                                        office building

Location:                               Arlington, VA

Year Built:                             2000

Major Tenants(1):                                                        Square     Approx. %       Lease           Ratings
                                        Tenant                            Feet     of Base Rent    End Date    S&P/Moody's/Fitch
                                        ------                            ----     ------------    --------    -----------------
                                        E-Trade Group/E-Trade Bank       224,825     100.0%        2/28/2013        BB/NR/NR

Overall Occupancy(2):                   100%

---------------------------
1. Credit ratings are by S&P, Moody's and Fitch, respectively, and may reflect the rating of the parent if tenant company is not rated.

2.   As of October 31, 2002.

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                                       32
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Significant Mortgage Loans
--------------------------------------------------------------------------------
                                                      Significant Mortgage Loans

BALLSTON TOWER (CONT'D)

Appraised Value(1):             $55,000,000

LTV(2):                         74.9%

U/W DSCR(3):                    1.40x

Reserves:                       On-going for taxes, insurance, TI/LC's and
                                replacement reserves. Upfront occupancy reserve of $500,000. Lender also holds a $4.5 million letter of credit (security deposit for tenant).

Lockbox:                        Hard

Prepayment:                     Defeasance beginning two years after
                                securitization. Prepayment with penalty allowed starting 24 months prior to ARD. Prepayment without penalty allowed three months prior to ARD.

---------------------------

1.   Based on appraisal dated as of September 23, 2002.

2.   As of the Cut-Off Date.

3. Calculated based on underwritten net cash flow of $4,141,566 and actual debt constant of 7.19%.

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

Significant Mortgage Loans
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                                                      Significant Mortgage Loans

EMBASSY SUITES LAKE TAHOE

Cut-Off Date Balance:           $36,550,000

Interest Rate:                  5.870%

Maturity Date:                  12/11/07

Term to Maturity:               5 Years

Amortization:                   25 Years

Sponsor:                        KEN Corporation

Property:                       Full-service hotel with 400 units

Location:                       South Lake Tahoe, CA

Year Built:                     1991; renovated 2001-2002

Occupancy(1):                   63.9%

ADR:                            $163.15

RevPar:                         $104.28

Appraised Value(2):             $61,000,000

LTV(3):                         59.9%

U/W DSCR(4):                    1.66x

Reserves:                       Monthly reserves for taxes, insurance and FF&E.

Lockbox:                        Soft

Prepayment:                     Defeasance permitted two years after
                                securitization or three years after origination date, whichever occurs first. Prepayment without penalty allowed two months prior to Maturity
                                Date.

---------------------------
1.   As of October 1, 2002.

2.   Based on appraisal dated as of November 16, 2002.

3.   As of the Cut-Off Date.

4. Calculated based on underwritten net cash flow of $4,638,194 and actual debt constant of 7.651%.

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



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                                                                  SUMMARY POINTS

Summary Points
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                                                                  Summary Points

o Weighted average DSCR of 1.72x(1)(2); weighted average Cut-Off Date LTV of 68.0%.

o The significant loans discussed in this presentation have a weighted average DSCR of 2.02x and a weighted average Cut-Off Date LTV of 60.8% and collectively represent 49.8% of the initial mortgage pool balance.

o    Strong sponsorship and repeat borrowers.

o Office, anchored retail, regional mall, industrial/warehouse, multifamily(3) and Investment Grade Loans comprise 86.3% of the initial mortgage pool balance.

o    Geographically diversified with properties located in 25 states.

o 99.0% of the loans have ongoing reserves for replacements, 99.8% for taxes and 100.0% of such loans have ongoing reserves for insurance.(4)

o    94.5% of the initial mortgage pool balance have cash management systems.

o Established relationship between Lehman Brothers and UBS Warburg - this transaction marks the 15th overall transaction between Lehman Brothers and UBS Warburg since early 2000.


---------------------------

1. For the five Maine multifamily loans, the DSCR is based on a 132 month amortization schedule for the Island Apartments and a 192 month amortization schedule for Washington House Apartments, Sherwood Forest Apartments, Meadowbrook Apartments and Lisbon Village Apartments.

2 The Shoppes at Beaver Creek Loan has a debt service coverage ratio of 1.20x, which is based on a 360 month amortization schedule. The borrower is permitted to pay on a 240 month amortization schedule, which yields a debt service coverage ratio of 1.05x.

3. Multifamily component includes one mobile home park property representing 0.1% of the aggregate pool.

4. In instances where there are no insurance escrows, certain creditworthy tenants are permitted to maintain insurance or self-insure.

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                                                              INVESTOR REPORTING

Investor Reporting
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                                                              Investor Reporting

Updated collateral summary information will be a part of the monthly remittance report in addition to detailed P&I payment and delinquency information. Quarterly NOI and occupancy data, to the extent delivered by the borrowers, will be available to Certificateholders through the Trustee. The following is a list of all the reports that will be available to Certificateholders


        NAME OF REPORT                                DESCRIPTION (INFORMATION PROVIDED)
      --------------------------------------------------------------------------------------------------------------
1       Distribution Date Statements                  principal and interest distributions, principal balances

2       Mortgage Loan Status Report                   portfolio stratifications

3       Comparative Financial Status Report           revenue, NOI, DSCR to the extent available

4       Delinquent Loan Status Report                 listing of delinquent mortgage loans

5       Historical Loan Modification Report           information on modified mortgage loans

6       Historical Liquidation Report                 net liquidation proceeds and realized losses

7       REO Status Report                             NOI and value of REO

8       Servicer Watch List                           listing of loans in jeopardy of becoming specially serviced

9       Loan Payoff Notification Report               listing of loans that have given notice of intent to payoff

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







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                                                                        TIMELINE

Timeline
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                                                                        Timeline


DATE                                   EVENT
--------------------------------------------------------------------------------
Week of December 9, 2002               Structural & Collateral Term Sheets and
                                       Presale Reports Available/ Road Shows/
                                       Investor Calls Red Herrings Available
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On or about December 16, 2002          Pricing
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Week of December 23, 2002              Closing







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